                                                                EXHIBIT 10.11(r)

                      SECOND AMENDMENT TO PLEDGE AGREEMENT

          This Second Amendment to Pledge Agreement (this "AMENDMENT") is entered into as of December 30, 1996 among the undersigned. Capitalized terms used but not defined in this Amendment (unless otherwise indicated) have the meaning given such terms in the Pledge Agreement (defined below).

                                    RECITALS
                                    --------

1. THE VAIL CORPORATION, a Colorado corporation (with its successors, "BORROWER") and NationsBank of Texas, N.A., as agent (with its successors in such capacity, "AGENT"), and the banks party thereto ("BANKS") entered into that certain Credit Agreement dated as of November 23, 1993 (as amended by (i) that certain Amended and Restated Permanent Credit Agreement dated as of February 7, 1994, (ii) that certain First Amendment to Amended and Restated Permanent Credit Agreement dated as of June 1, 1994, (iii) that certain Second Amended and Restated Credit Agreement dated as of March 31, 1995, (iv) that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 30, 1996, and (v) as further amended from time to time, the "CREDIT AGREEMENT").

          A. Borrower, VAIL ASSOCIATES, INC., a Colorado corporation (now known as Vail Holdings, Inc., with its successors, "VHI"), BEAVER CREEK ASSOCIATES, INC., a Colorado corporation (with its successors, "BEAVER CREEK"), VAIL ASSOCIATES REAL ESTATE GROUP, INC., a Colorado corporation (with its successors, "VAREG"), and VAIL ASSOCIATES REAL ESTATE, INC., a Colorado corporation (with its successors, "VARE") (Borrower, VHI, Beaver Creek, VAREG and VARE collectively, the "OBLIGORS" and each individually, an "OBLIGOR"), and NATIONSBANK OF TEXAS, N.A., as collateral agent (with its successors in such capacity, the "COLLATERAL AGENT") for the Secured Parties identified in that certain Collateral Agency Agreement, dated as of November 23, 1993 (as amended or replaced from time to time, the "COLLATERAL AGREEMENT"), executed that certain Pledge Agreement dated as of November 23, 1993 (as amended by that certain First Amendment to Pledge Agreement dated July, 1994 , and as further amended from time to time, the "PLEDGE AGREEMENT").

          B. Obligors and Banks now desire to amend the Pledge Agreement as set out in this Amendment and have directed the Collateral Agent to so amend the Pledge Agreement.

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agree as follows:

          1.  Amendments to Pledge Agreement.
              ------------------------------

              (a) The Pledge Agreement's definition of "Pledged Stock" is amended by deleting the existing definition in its entirety and substituting the following:

                   "Pledged Stock means (a) any membership interest in Slifer,
              Smith & Frampton/Vail Associates Real Estate, L.L.C. and (b) all of the issued and outstanding capital stock now owned or hereafter acquired by Vail or any Subsidiary of Vail (other than any Unrestricted Subsidiary) in the corporations identified on EXHIBIT C, including any additional or substitute membership interests or shares of capital stock now owned or hereafter acquired by Vail or any such Subsidiary of Vail in each such corporation issued after the date hereof and all the capital stock which is required to be included in this definition pursuant to the provisions of Section 2.B.(d) of this agreement."

              (b) Section 2.B.(d) of the Pledge Agreement is hereby amended by deleting such Section in its entirety and substituting the following:

                   "(d)  The Pledged Stock will at all times include all of the issued and outstanding capital stock of each corporation identified on Exhibit C which is a wholly-owned Subsidiary of Vail
                            ---------
              and the Borrower (other than director's qualifying shares and shares released from the security interest created hereby) and, in the case of each other Subsidiary of Vail or the Borrower identified on Exhibit C, all of the issued and outstanding
                            ---------
              capital stock of such Subsidiary owned by Vail or the Borrower or any Subsidiary (other than an Unrestricted Subsidiary) of Vail or the Borrower (other than director's qualifying shares and shares released from the security interest created hereby)."

              (c)  Exhibit C (Pledged Stock) to the Pledge Agreement is hereby
                   ---------
          amended by deleting such Exhibit in its entirety and substituting Exhibit C annexed to this Amendment.
          ---------

          2.  Representations and Warranties.  Each Obligor represents and
              ------------------------------
warrants to Banks that the execution and delivery of this Amendment has been authorized by all requisite corporate action on the part of each Obligor and will not violate its organizational documents. Each Obligor further represents and warrants to Banks that (a) the representations and warranties in each Loan Paper (as defined in the Credit Agreement) to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement), (b) no Material Adverse Event (as defined in the Credit Agreement) has occurred and no Default or Potential Default (each as defined in the Credit Agreement) has occurred and is continuing, and (c) no Enforcement Notice is in effect.

          3.  Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

          4.  Governing Law.  This Amendment must be construed--and its
              -------------
performance enforced--under New York law.

          This Amendment is executed as of the date set forth in the preamble.

  [Remainder of Page Left Intentionally Blank, Signatures on Following Pages]

                                 VAIL HOLDINGS, INC., fka Vail Associates, Inc.


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________


                                 THE VAIL CORPORATION, dba Vail Associates, Inc.


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________


                                 BEAVER CREEK ASSOCIATES, INC.


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________


                                 VAIL ASSOCIATES REAL ESTATE GROUP, INC.


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________


                                 VAIL ASSOCIATES REAL ESTATE, INC.


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________


                                 NATIONSBANK OF TEXAS, N.A.,
                                 as Collateral Agent


                                 By:___________________________________________
                                    Frank M. Johnson, Senior Vice President

The undersigned directed the Collateral Agent to obtain, and hereby accept, this Second
Amendment to Pledge Agreement:


NATIONSBANK OF TEXAS, N.A.,
as a Bank and as Agent


By:___________________________________________
   Frank M. Johnson, Senior Vice President


NORWEST BANK COLORADO, NATIONAL
ASSOCIATION, as a Bank


By:___________________________________________
Name:_________________________________________
Title:________________________________________


THE FIRST NATIONAL BANK OF BOSTON,
as a Bank


By:___________________________________________
Name:_________________________________________
Title:________________________________________


COLORADO NATIONAL BANK, as a Bank


By:___________________________________________
Name:_________________________________________
Title:________________________________________

                                   EXHIBIT C
                                   ---------

                                 PLEDGED STOCK
                                 -------------

                               AUTHORIZED AND
                                OUTSTANDING                   PLEDGED      PERCENTAGE
CORPORATE NAMES                    SHARES      PAR VALUE  STOCK\INTEREST      OWNED
-----------------------------  --------------  ---------  ---------------  -----------
Vail Food Services, Inc.           1,000         $1.00         1,000          100%

Vail Associates Real               1,000/1/      $1.00           800           80%
 Estate, Inc.

The Vail Corporation               1,000         $1.00         1,000          100%

Beaver Creek Consultants,          1,000         $1.00         1,000          100%
 Inc.

Beaver Creek Associates,           1,000         $1.00         1,000          100%
 Inc.

Vail Associates                    1,000         $1.00         1,000          100%
 Consultants, Inc.

Beaver Creek Food                  1,000         $1.00         1,000          100%
 Services, Inc.

Vail/Beaver Creek Resort           1,000/2/      $1.00           800           80%
 Properties, Inc. (formerly
 Vail Associates
 Hospitality Corporation)

Piney River Ranch, Inc.            1,000         $1.00         1,000          100%

Vail Associates Ranch and          1,000         $1.00         1,000          100%
 Land Company

Vail Trademarks, Inc.              1,000         $1.00         1,000          100%

Vail Associates Real               1,000         $1.00         1,000          100%
 Estate Group, Inc.

Vail Associates Holdings,          1,000         $1.00         1,000          100%
 Ltd.

---------------------

/1/  20% of the outstanding shares of common stock owned by Theodore E. Ryczek.

/2/  20% of the outstanding shares of common stock owned by Paul A. Jeppson.

Vail Associates                    1,000         $1.00         1,000          100%
 Management Company

Vail/Arrowhead, Inc.               1,000         $1.00         1,000          100%

Slifer, Smith &                       NA            NA            50%          50%/3/
 Frampton\Vail Associates
 Real Estate, L.L.C.

---------------------

/3/ The remaining 50% Membership Interest is owned by Slifer, Smith & Frampton, Inc.